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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           ___________________

                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): March 13, 1996


                        BAY VIEW CAPITAL CORPORATION

_________________________________________________________________
     (Exact name of registrant as specified in its charter)



     Delaware                 0-17901               94-3078031
_________________________________________________________________
 (State or other      (Commission File Number)    (IRS Employer
  jurisdiction of                                  Identification
  incorporation)                                        No.)



2121 South El Camino Real, San Mateo, California         94403
_________________________________________________________________
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (415)573-7300
_________________________________________________________________



                               N/A
_________________________________________________________________
 (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

      The 1996 Annual Meeting of Stockholders of Bay View Capital
Corporation ("Bay View") will be held at 2:00 p.m. on May 23, 1996 at Bay View's main offices located at 2121 South El Camino
Real, San Mateo, California  94403.

Item 7.   Financial Statements and Exhibits

      Not applicable.
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                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BAY VIEW CAPITAL CORPORATION



Date: March 13, 1996           By: /s/ ROBERT J. FLAX
                                 ____________________________

                                 Robert J. Flax
                                 Executive Vice President and
                                  Corporate Secretary